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                                                                    EXHIBIT 10.7

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT dated as of August 15, 1996 (as amended, supplemented or modified from time to time, the "Registration Rights Agreement") between COMMUNICATIONS CENTRAL INC., a Georgia corporation (the "Issuer"), and FIRST UNION NATIONAL BANK OF GEORGIA, having offices at 4570 Ashford Dunwoody Road, Atlanta, Georgia 30346 ("Lender").


                             W I T N E S S E T H:
                             --------------------

     WHEREAS, pursuant to (i) the First Warrant Agreement dated as of August 15, 1996 between the Issuer and Lender relating to that certain Second Amended and Restated Credit Agreement dated as of August 15, 1996 between the Issuer and Lender (the "Credit Agreement"), and (ii) the Second Warrant Agreement dated as of August 15, 1996 between the Issuer and Lender also relating to the Credit Agreement (each such Warrant Agreement as the same may be amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the applicable "Warrant Agreement" and both such Warrant Agreements being hereinafter referred to collectively as the "Warrant Agreements"), the Issuer has agreed to execute and deliver to Lender or an Affiliate thereof the Warrants described in such applicable Warrant Agreement;

     NOW, THEREFORE, in consideration of the premises the parties hereto agree as follows:

1.   Definitions.  As used in this Registration
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Rights Agreement, unless otherwise defined herein, terms defined in the applicable Warrant Agreement shall have such defined meanings when used herein, unless the context otherwise requires. As used in this Registration Rights Agreement, the term "Warrants" shall mean all of the warrants issued pursuant to both of the Warrant Agreements. The terms "Warrant Holders" and "Warrant Shares" shall mean all Warrant Holders and all Warrant Shares under both of the Warrant Agreements, unless the context otherwise requires.

2.   Demand Registration.  Upon the written demand of
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any Warrant Holder to the Issuer (a "Demand") at any time and from time to time after the Closing Date requesting that the Issuer effect the registration under the Securities Act of Non-Public Warrant Shares of such Warrant Holder, the Issuer will promptly give written notice (a "Demand Notice") of such Demand to all other Warrant Holders. Each other Warrant Holder may request that the Issuer effect the registration under the Securities Act of additional
Non-Public Warrant Shares of such Warrant Holder by delivering written notice to the Issuer specifying such number of Non-Public Warrant Shares within 20 days of receipt of the Demand Notice. In the event that the Issuer receives requests for the registration under the Securities Act of Non-Public Warrant Shares representing at least the greater of (i) an aggregate of twenty (20) percent of the Warrants initially issued under the Warrant Agreements or (ii)

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Non-Public Warrant Shares having an aggregate market value of at least $250,000
(or if a lesser number of Non-Public Warrant Shares are outstanding, the remainder of the Non-Public Warrant Shares then outstanding) within such 20-day period the Issuer shall give written notice (a "Registration Notice") to all Warrant Holders that the Issuer will be filing a registration statement pursuant to this Section 2 and will thereupon use its reasonable best efforts promptly to effect the registration under the Securities Act of (i) the Non-Public Warrant Shares which Warrant Holders have requested to be registered within 20 days of the Demand Notice, and (ii) additional Non-Public Warrant Shares which Warrant Holders have requested to be registered within 10 days of the Registration Notice. Promptly within 20 days of the Registration Notice, the Issuer will notify all Warrant Holders whose Non-Public Warrant Shares are to be included in the registration of the number of additional Non-Public Warrant Shares requested to be included therein by the other Warrant Holders. If the registration of which the Issuer gives notice pursuant to this Section 2 is for an underwritten public offering, Non-Public Warrant Shares which are to be included in the underwriting may be included in such registration, and the Issuer shall, after reasonable consultation with the selling Warrant Holders, have the right to designate the managing underwriter(s) in any such underwritten public offering with the consent of the selling Warrant Holders (which consent shall not be unreasonably withheld). Holders who include Warrant Shares in a registration pursuant to this Section 2 shall bear the cost of any underwriters' discounts and commissions relating to their Warrant Shares which are sold.

     Notwithstanding the foregoing, the Warrant Holders shall have the right to make no more than three (3) demands for registration under this Section
2. If the Issuer shall furnish to the Warrant Holders a certificate signed by the Issuer's chief executive officer stating that, because of unannounced material pending acquisitions or other undisclosed material facts, in the good faith judgment of the Board of Directors of the Issuer, it would not be in the best interests of the Issuer and its shareholders generally to sell shares pursuant to such registration statement for a period not to exceed sixty (60) days from the date of such officer's certificate, the Warrant Holders shall agree that they shall not sell securities pursuant to such registration statement during such period; provided, however, that the Issuer shall be entitled to give such notice only once in any 365-day period, and shall not be entitled to give such notice at any time at which an underwritten offering is being effected.

3.      Expenses.  The Issuer is obligated to effect any
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and all demand registrations under Section 2 and, with respect to each such registration, the Issuer shall bear all expenses other than underwriting discounts and commissions, if any, in connection with registrations, filings or qualifications pursuant to Section 2, including without limitation all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Issuer and the fees and disbursements of one counsel for the selling Warrant Holders, provided that (i) except as set forth in any agreements identified on Schedule I to the First Warrant Agreement, no Person other than holders of Warrants or Non-Public Warrant

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Shares shall have any right to have securities included in any registration under Section 2, and (ii) the Issuer shall not be required to file any demand registration within six (6) months after the effective date of any other registration statement filed pursuant to a demand made under Section 2.

4.     Piggyback Registration.  If, at any time after the date hereof, the
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Issuer proposes to register any of its securities under the Securities Act
(except pursuant to a registration statement filed on Form S-8 or Form S-4 or such other form as shall be prescribed under the Act for the same purposes), it will at each such time give written notice (which notice shall state the intended method of disposition thereof by the prospective sellers) to all holders of outstanding Warrants and Non-Public Warrant Shares of its intention to do so and the proposed minimum offering price per Warrant Share and upon the written request of any holder thereof given within 10 days after the Issuer's giving of such notice, the Issuer will use its reasonable best efforts to effect the registration of the Warrant Shares which it shall have been so requested to register by including the same in such registration statement all to the extent required to permit the sale or other disposition thereof in accordance with the intended method of sale or other disposition given in each such request. If the registration of which the Issuer gives notice pursuant to this Section 4 is for an underwritten public offering, the Issuer shall have the right to designate the managing underwriter(s) in any such underwritten public offering; provided that (i) the Issuer shall use its best efforts to cause the managing underwriter(s) to include the Non-Public Warrant Shares requested to be included in the registration in the underwriting; and (ii) if the managing underwriter(s) advises the holders of the Warrants or Non-Public Warrant Shares in writing that the total amount of securities which they and the Issuer intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, the amount of securities to be offered for the accounts of all holders of Non-Public Warrant Shares shall be reduced pro rata (based upon the amount of securities each such Person sought to include in the offering) to the extent necessary to reduce the total amount of securities to be included in the offering to the amount recommended by such managing underwriter(s) (which amount may be zero, if so recommended by such managing underwriter(s)). Any registration statement filed pursuant to this Section 4 may be withdrawn at any time at the discretion of the Issuer.

5.    Registration In Connection with Underwritten Public Offering.  If a
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registration under Section 2 or 4 shall be in connection with an underwritten public offering, each holder of Warrants or Non-Public Warrant Shares shall be deemed to have agreed by acquisition of such Warrants or Non-Public Warrant Shares not to effect any sale or distribution, including any sale pursuant to Rule 144 or Rule 144A, of any Non-Public Warrant Shares, and to use such holder's reasonable best efforts not to effect any such sale or distribution of any other equity security of the Issuer or of any security convertible into or exchangeable or exercisable for any equity security of the Issuer (other than as part of such underwritten public offering) within such period (not to exceed 180 days) after the effective date of such registration statement as shall be requested by the managing underwriter for such offering and agreed to by all executive officers and directors of the Issuer (and the

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Issuer hereby also so agrees and agrees to use its best efforts to cause each holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Issuer not then eligible for sale under Rule 144(k), so to agree). The Warrant Holders agree to confirm their obligations under this Section 5 in any later or other writing requested by any managing underwriter.

6.     Holder's Obligation to Furnish Information.  As a condition to the
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inclusion of a holder's Non-Public Warrant Shares in any registration statements, each such holder of Warrants or Non-Public Warrant Shares requesting registration thereof will furnish to the Issuer such information with respect to such holder as is required to be disclosed in the registration statement (and the prospectus included therein) by the applicable rules, regulations and guidelines of the Commission. Failure of a holder to furnish such information or agreement shall not affect the obligation of the Issuer under this Registration Rights Agreement to the remaining holders who furnish such information.

7.     Amendments to Existing Registration Obligations of Issuer.  The Issuer
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agrees to use its best efforts to effect the following amendments to a registration rights agreement entered into by the Issuer or its predecessor and certain investors, as amended (as so amended, the "Existing Registration Rights Agreement"), and to obtain the consent thereto of the holders of at least a majority of the outstanding Registrable Securities, as defined in such Existing Registration Rights Agreement:

      (1) Amendment of Paragraph 1(d) of the Existing Registration Rights Agreement to include the Warrant Shares in the definition of "Registrable Securities". Such amendment shall apply to the use of the term "Registrable Securities" throughout the Existing Registration Rights Agreement, including, but not limited to, Paragraph 9(a) regarding certain registration rights and priorities and Paragraph 9(c) regarding the granting of additional registration rights;

      (2) Amendment of Paragraph 9(b) of the Existing Registration Rights Agreement to provide that, in the case of an underwritten secondary registration pursuant to Section 2 of this Registration Rights Agreement in which a reduction in the number of securities to be registered is advised by the managing underwriters, the Issuer will include in such registration, first, prior to the inclusion of any securities of other holders, the Warrant Shares requested by any holder thereof to be included in such registration; and

      (3) Such other amendments as may be necessary to give effect to the purposes of the amendments set forth above.


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

     If (i) the Issuer is unable to obtain the consents of the holders of a majority of the Registrable Securities to such amendments as contemplated above on or before November 15, 1996 and (ii) any Holder of Warrants or Warrant Shares requesting registration pursuant to Section 2 or 4 above is not allowed to register any of the Warrant Shares it requests to be registered pursuant to
Section 2 or 4 above or to sell any of the Warrant Shares it requests to be registered pursuant to Section 2 above, due to the limitation set forth in
Section 9(b) or 9(c) of the Existing Registration Rights Agreement, then such Holder shall have the right to sell to the Issuer, and the Issuer shall be obligated to purchase from such Holder (the "Put"), the number of Warrant Shares which were not so registered or sold. The purchase price of such Warrant Shares shall be the Current Market Price Per Share as of the date such Holder gives notice of exercise of the Put multiplied by such number of Warrant Shares. If such offering involves a primary offering on behalf of the Issuer, the sale of such Warrant Shares shall occur on the earlier to occur of (i) sixty-five (65) days after such notice of exercise or (ii) upon consummation of the offering contemplated by such registration; otherwise the sale of such Warrant Shares shall occur not later than thirty (30) days after such notice of exercise; and the purchase price shall be paid in cash against delivery of such Warrant Shares on such date.

8.   Additional Obligations of Issuer.  If and whenever the Issuer is required
     --------------------------------
under this Registration Rights Agreement to use its reasonable best efforts to effect the registration of Warrants or Non-Public Warrant Shares under the Securities Act, the Issuer shall:

    (1) as expeditiously as possible and subject to the limitations set forth in Section 4, prepare and file with the Commission a registration statement on the appropriate form with respect to such Warrants or Non-Public Warrant Shares and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;

    (2) as expeditiously as possible, prepare and file with the Commission such amendments and supplements (including post-effective amendments and supplements) to the registration statement covering such Warrants or Non-Public Warrant Shares and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and usable for resale for a period necessary to complete the distribution of such securities, but in no event in excess of 9 months plus any period during which the holders of Warrant Shares are obligated to refrain from selling because the Issuer is required to amend or supplement the prospectus under Section 8(4), and to comply with the provisions of the Securities Act with respect to the disposition of all Non-Public Warrant Shares covered by such registration statement during such period in accordance with the intended method of disposition of the sellers set forth therein;

    (3) as expeditiously as possible, furnish to each seller of such Non-Public Warrant Shares registered, or to be registered under the Securities Act, and to each

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

  underwriter, if any, of such Non-Public Warrant Shares such number of copies of a prospectus and preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such seller or underwriter may reasonably request in order to facilitate the public sale or other disposition of such Non-Public Warrant Shares;

    (4) as expeditiously as possible, notify each seller of the Non-Public Warrant Shares if, at any time when a prospectus relating to such Warrants or Non-Public Warrant Shares, is required to be delivered under the Securities Act, any event shall have occurred as a result of which the prospectus then in use with respect to such Warrants or Non-Public Warrant Shares would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or for any other reason it shall be necessary to amend or supplement such prospectus in order to comply with the Securities Act and prepare and furnish to all sellers as promptly as possible, and in any event within ninety (90) days of such notice, a reasonable number of copies of a supplement to or an amendment of such prospectus which will correct such statement or omission or effect such compliance;

    (5) as expeditiously as possible, use its reasonable best efforts to register or qualify such Non-Public Warrant Shares under such other securities or blue sky laws of such jurisdictions as such seller shall reasonably request and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the public sale or other disposition in each such jurisdiction of the Non-Public Warrant Shares owned by such seller and included in such registration statement, provided that the Issuer shall not be required to consent to the general service of process or to qualify to do business in any jurisdiction where it is not then qualified;

    (6) use its reasonable best efforts to keep the holders of such Non-Public Warrant Shares informed of the Issuer's best estimate of the earliest date on which such registration statement or any post-effective amendment or supplement thereto will become effective and will promptly notify such holders and the managing underwriters, if any, participating in the distribution pursuant to such registration statement of the following: (A) when such registration statement or any post-effective amendment or supplement thereto becomes effective or is approved; (B) of the issuance by any competent authority of any stop order suspending the effectiveness or qualification of such registration statement or the prospectus then in use or the initiation or threat of any proceeding for that purpose; and (C) of the suspension of the qualification of any Non-Public Warrant Shares included in such registration statement for sale in any jurisdiction;

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     (7)  make available to its security holders, as soon as practicable, an earnings statement covering a period of at least twelve months which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (8) cooperate with the sellers of such Non-Public Warrant Shares and the underwriters, if any, of such Non-Public Warrant Shares; give each seller of such Non-Public Warrant Shares, and the underwriters, if any, of such Non-Public Warrant Shares and their respective counsel and accountants, such access to its books and records and such opportunities to discuss the business of the Issuer with its officers and independent public accountants as shall be necessary to enable them to conduct a reasonable investigation within the meaning of the Securities Act and, in the event that Non-Public Warrant Shares are to be sold in an underwritten offering, enter into an underwriting agreement containing customary representations and warranties, covenants, conditions and indemnification provisions, including without limitation the furnishing to the underwriters of a customary opinion of independent counsel to the Issuer and a customary "comfort" letter from the Issuer's independent public accountants;

     (9) provide a CUSIP number for all Non-Public Warrant Shares not later than the effective date of the registration statement;

    (10)  as to all registrations under Section 2 and all registrations under
Section 4, pay all costs and expenses incident to the performance and compliance by the Issuer of this Registration Rights Agreement, including without limitation (A) all registration and filing fees; (B) all printing expenses; (C) all fees and disbursements of counsel and independent public accountants for the Issuer; (D) all blue sky fees and expenses (including fees and expenses of counsel in connection with blue sky surveys); (E) all transfer taxes; (F) the entire expense of any special audits required by the rules and regulations of the Commission; (G) the cost of distributing prospectuses in preliminary and final form as well as any supplements thereto and (H) the fees and expenses of one counsel for the holders of the Non-Public Warrant Shares being registered, but excluding underwriting discounts and commissions applicable to the sale of the Warrant Shares by the Warrant Holders; and

    (11) as to the first registration under Section 2 which is in respect of an underwritten offering, as expeditiously as possible, take such actions as the underwriters reasonably request in order to expedite or facilitate the disposition of the Non-Public Warrant Shares to be included in such offering (including, without limitation, effecting a stock split, stock dividend or a combination of shares of Common Stock).

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

9.    Indemnification.  (a)  The Issuer will indemnify and hold
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  harmless each seller of Non-Public Warrant Shares, each director, officer, employee and agent of each seller, and each other person, if any, who controls such seller within the meaning of the Securities Act or the Exchange Act from and against any and all losses, claims, damages, liabilities and legal and other expenses (including costs of investigation) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Non-Public Warrant Shares were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such seller and furnished to the Issuer in writing by such seller expressly for use therein, and provided that the Issuer will not be liable to any Person who participates as an underwriter in the offering or sale of Non-Public Warrant Shares or any other Person, if any, who controls such underwriter within the meaning of the Securities Act under the indemnity agreement in this Section 9 with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the sale by such underwriter of Non-Public Warrant Shares to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Issuer has previously furnished copies thereof to such underwriter, or from a sale to a Person in a state where the offering has not been registered or qualified, if the Issuer has notified the seller and any underwriter involved in such sale of the states where the offering has been registered or qualified.

     (b) It shall be a condition to the obligation of the Issuer to effect a registration of Non-Public Warrant Shares under the Securities Act pursuant hereto that (X) each seller, severally and not jointly, indemnify and hold harmless the Issuer and each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act to the same extent as the indemnity from the Issuer in the foregoing paragraph, but only (i) with reference to any breach by such seller of any agreement between such seller and the Issuer with respect to the offering or (ii) with reference to information relating to such seller furnished to the Issuer in writing by such seller expressly for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto and (Y) each seller, in the event that Non-Public Warrant Shares are to be sold in an underwritten

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

  offering, enters into an underwriting agreement containing customary representations and warranties, covenants, conditions and indemnification provisions.

     (c) In case any claim shall be made or any proceeding (including any governmental investigation) shall be instituted involving any indemnified party in respect of which indemnity may be sought pursuant to this Section 9, such indemnified party shall promptly notify the indemnifying party in writing of the same, provided that failure to notify the indemnifying party shall not relieve it from any liability it may have to an indemnified party otherwise than under this Section 9. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party in such proceeding and shall pay the fees and disbursements of such counsel. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (1) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (2) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (3) representation of such indemnified party by the counsel retained by the indemnifying party would, in the reasonable opinion of the indemnified party, be inappropriate due to actual or potential conflicts of interests between such indemnified party and any other party represented by such counsel in such proceeding, provided that the Issuer shall not be liable for the fees and disbursements of more than one additional counsel for all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

10.   Contribution.  In order to provide for just and equitable contribution in
      ------------
  circumstances in which the indemnification provided for in Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Issuer or the applicable sellers, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities incurred (including legal or other expenses reasonably incurred in connection with the investigating or defending of same) by the other and for which such indemnification was sought. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities included in the registration statement (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances; provided, however, that (a) in no case shall any seller of Non-Public Warrant Shares be required to contribute any amount in excess of the total public offering price of the Non-Public Warrant Shares sold by him and (b)

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

  no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls any seller of Non-Public Warrant Shares or the Issuer shall have the same rights to contribution as such seller or the Issuer. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the Issuer or the seller of Non-Public Warrant Shares under this Section 9, notify the Issuer or such seller, as the case may be, but the omission to so notify the Issuer or such seller, as the case may be, shall not relieve it from any other obligation it may have hereunder or otherwise.

11.    Restrictions on Grants of Registration Rights.  After the date hereof,
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  the Issuer shall not grant to any holder of securities of the Issuer any registration rights which have a priority greater than or equal to those granted to holders of Warrants or Non-Public Warrant Shares pursuant to this Registration Rights Agreement without the prior written consent of the holders of at least a majority of the aggregate outstanding Warrants and Non-Public Warrant Shares, voting as a single group; provided, however, if the senior funded debt under the Credit Agreement has been paid in full, that this
  Section 11 shall not apply to any registration rights granted with respect to the acquisition of another entity in which shares of Common Stock or warrants convertible into Common Stock are delivered as part of the purchase price.

12.    Amendments and Waivers.  Any provision of this Registration Rights
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  Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by the Issuer and the holders of a majority of the aggregate outstanding Warrants and Non-Public Warrant Shares, voting as a single group.

13.    Specific Performance.  The parties agree that irreparable damage will
       --------------------
  result in the event that the obligations of the Issuer under this Registration Rights Agreement are not specifically enforced, and that any damages available at law for a breach of any such obligations would be inadequate. Therefore, the holders of the Warrants and/or Non-Public Warrant Shares shall have the right to specific performance by the Issuer of the provisions of this Registration Rights Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. The Issuer hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Issuer for specific performance of this Registration Rights Agreement by the holders of the Warrants and/or Non-Public Warrant Shares. Such remedies and all other remedies provided for in this Registration Rights Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which may be available under this Registration Rights Agreement.

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

14.    Termination of Registration Rights.  The rights of the Warrant Holders to
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  register Non-Public Warrant Shares pursuant to Sections 2 and 4 hereof, and the Issuer's obligations to effect such registration, shall terminate on the earlier to occur of the dates on which (i) all Warrant Shares have been registered under applicable federal and state securities laws, and (ii) all Warrant Shares have become eligible for sale under Rule 144(k) of the Securities Act, and all lock-up agreements with respect to the sale of such Warrant Shares have expired.

15.    Notices.
       -------

    a. Any notice or demand to be given or made by the Warrant Holders or the holders of Warrant Shares to or on the Issuer pursuant to this Registration Rights Agreement shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to the Issuer at the Warrant Office.

    b. Any notice to be given by the Issuer to the Warrant Holders or the holders of Warrant Shares shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to such holder as such holder's name and address shall appear on the Warrant Register or the Common Stock or Convertible Preferred Stock registry of the Issuer, as the case may be.

16.    Binding Effect.  This Registration Rights Agreement shall be binding upon
       --------------
  and inure to the sole and exclusive benefit of the Issuer, its successors and assigns, Lender, Affiliates of Lender and the registered holders from time to time of the Warrants and the Warrant Shares.

17.    Continued Validity.  A holder of Warrant Shares shall continue to be
       ------------------
  entitled with respect to such Warrant Shares to all rights and subject to all obligations to which it would have been entitled or subject as a Warrant Holder under Sections 14 through 24 of the applicable Warrant Agreement. The Issuer will, at the time of each exercise of any Warrant, in whole or in part, upon the request of the holder of the Warrant Shares issued upon such exercise thereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights, provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Issuer to afford to such holder all such rights.

18.    Counterparts.  This Registration Rights Agreement may be executed in
       ------------
  one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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

19.    Georgia Law.  THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND
       -----------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

20.    Benefits of This Registration Rights Agreement.  Nothing in this
       ----------------------------------------------
  Registration Rights Agreement shall be construed to give to any Person other than the Issuer and the registered holders of the Warrants and the Warrant Shares any legal or equitable right, remedy or claim under this Registration Rights Agreement.

21.    Voting and Consents to be on a Fully Converted Basis.  Wherever this
       ----------------------------------------------------
  Registration Rights Agreement calls for the written consent or vote of any combinations of the holders of the Warrants, any of the Warrant Shares and/or the Convertible Preferred Stock, voting as a single group, the Warrants shall be counted as if they had been exercised for Common Stock and shares of Convertible Preferred Stock shall be counted as if they had been converted to Common Stock.

22.    Entire Agreement.  This Registration Rights Agreement constitutes the
       ----------------
  entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between such parties in respect of such subject matter.

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                                       12

     IN WITNESS WHEREOF the parties hereto have caused this Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.


                                       COMMUNICATIONS CENTRAL INC.


                                       By:
                                       ----------------------------------------

                                       Title:
                                       ----------------------------------------


                                       Attest:
                                       ----------------------------------------

                                       Title:
                                       ----------------------------------------



                                       FIRST UNION NATIONAL BANK OF GEORGIA


                                       By:
                                       ----------------------------------------

                                       Title:
                                       ----------------------------------------


                                       Attest:
                                       ----------------------------------------

                                       Title:
                                       ----------------------------------------

                                       13